PROSPECTUS SUPPLEMENT -- January 15, 2003*

AXP(R)Partners Small Cap Growth Fund (May 30, 2002) S-6301-99*
AXP(R)Partners Small Cap Value Fund (July 30, 2002) S-6239-99*

For AXP Partners Small Cap Growth Fund

Paragraphs 5 and 6 under "Principal Investment Strategies" are revised as follows:

Neuberger Berman employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as:

o    Financial condition (such as debt to equity ratio).

o    Market share and competitive leadership of the company's products.

o    Earnings growth relative to competitors.

o Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The "Investment Manager" section under the heading "Neuberger Berman" is revised as follows:

Jon D. Brorson
Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in December 2002. He has been co-manager of the Neuberger Millennium Fund since January 2003. He joined Northern Trust in 1980 and served as a director and portfolio manager, Institutional Asset Management from 1996 to 2002.

David H. Burshtan
Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in December 2002. He has been co-manager of the Neuberger Millennium Fund since January 2003. Prior to joining Neuberger Berman, he was a senior portfolio manager, Institutional Asset Management, for Northern Trust from 1998 to 2002 and a portfolio manager at Scudder Kemper Investments from 1995 to 1998.


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For AXP Partners Small Cap Value Fund

The "Management" section under the heading "Third Avenue" is revised as follows:

Martin J. Whitman, CFA, is Chairman and Chief Investment Officer of Third Avenue Management LLC, the investment adviser to the Third Avenue Funds and an investment adviser to private and institutional clients. Mr. Whitman has served as portfolio manager of the Third Avenue Value Fund since its inception on November 1, 1990. Additionally, Mr. Whitman is a director of Danielson Holding Corporation and Nabors Industries, Inc. Mr. Whitman received a BA from Syracuse University and a Masters Degree in Economics from the New School of Social Research.

Curtis R. Jensen is a senior portfolio manager with Third Avenue Management LLC, and is also the portfolio manager of the Third Avenue Small-Cap Value Fund. Mr. Jensen will oversee the portion of the Fund's portfolio managed by Third Avenue, and is assisted by Ian Lapey, portfolio manager, who has been employed by Third Avenue since 2001. Mr. Jensen has been employed by Third Avenue since 1995, having previously held various corporate finance positions with Manufacturers Hanover Trust Company and Enright and Company, a private investment banking firm. Mr. Jensen received a BA from Williams College and an MBA from the Yale School of Management, where he studied under Mr. Whitman.

On August 8, 2002, Affiliated Managers Group, Inc. acquired an indirect majority equity interest in Third Avenue Management LLC. The investment professionals and management team serving Third Avenue remain unchanged.

S-6239-2 A (1/03)

*Valid until next prospectus date
Destroy July 30, 2003